NEWS RELEASE DATE: December 31, 2018 CONTACT: Dan Lombardo, InvenTrust Properties Corp. 630-570-0605 or dan.lombardo@inventrustproperties.com InvenTrust Properties Corp. Announces the Closing of its $750 Million Unsecured Credit Facility OAK BROOK, Ill. – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) today announced that it has closed on a $750 million amended and restated unsecured credit facility (the “Facility). The new unsecured facility increases the Company’s borrowing capacity by $150 million to $750 million and is available for general corporate purpose including acquisitions and other working capital uses. “Our newly expanded credit facility provides an opportunity for InvenTrust to benefit from a stronger capital position, better pricing and increased balance sheet flexibility,” said Nicole Grimaldi, SVP of Capital Markets of InvenTrust Properties. “The additional access to capital will enable us to pursue additional growth opportunities, and gives us greater efficiency and transactional certainty. We are pleased to have the confidence and support of our lenders as we continue to execute on the Company’s strategy of acquiring high quality, grocery-anchored assets in key growth markets in the Sun Belt region.” The amended and restated terms are as follows: $350 Million Unsecured Revolving Line of Credit  Increased the Company’s borrowing capacity by $50 million to $350 million  Based on the Company’s leverage, the pricing is LIBOR plus 105 basis points, a 35 basis point improvement from the previous rate  Extended the maturity date to December 21, 2022 from February 2, 2019 with two six-month extension options $250 Million Unsecured Term Loan  Increased the Company’s borrowing capacity by $50 million to $250 million  Based on the Company’s leverage, the pricing is LIBOR plus 120 basis points, a 10 basis point improvement from the previous rate  Extended the maturity date to December 21, 2023 from January 15, 2021 $150 Million Unsecured Term Loan  Increased the Company’s borrowing capacity by $50 million to $150 million  Based on the Company’s leverage, the pricing is LIBOR plus 120 basis points, a 40 basis point improvement from the previous rate  Extended the maturity date to June 21, 2024 from November 5, 2022

In recognition of the completion of the Company’s portfolio transformation and its improved portfolio quality, the capitalization rate used to calculate certain financial covenants under the Facility was set at 6.75%, a 25 basis point improvement from the previous rate. The revolver is co-led by KeyBanc Capital Markets Inc. Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner and Smith Incorporated, JP Morgan Chase Bank, N.A.,PNC Bank National Association and BMO Harris Bank, N.A. The $250 million term loan is co-led by Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner and Smith Incorporated., and U.S Bank National Association. The $150 million term loan is co-led by Wells Fargo Securities, LLC, PNC Bank National Association, and U.S. Bank National Association. About InvenTrust Properties Corp. InvenTrust Properties Corp. is a pure-play retail company with a focus on acquiring grocery-anchored open-air centers in key growth markets with favorable demographics. This disciplined acquisition strategy, along with our innovative and collaborative property management approach, ensures the success of both our tenants and business partners and drives net operating income growth for the Company. InvenTrust became a self-managed REIT in 2014 and a GRESB member in 2018. As of June 30, 2018, the company is an owner and manager of 78 retail properties, representing 13.9 million square feet of retail space. Forward-Looking Statements Disclaimer Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see our filings with the securities and Exchange Commission (“SEC”), including the Risk Factors included in our most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.